Exhibit 4.1

THIS CERTIFIES THATis the owner ofCUSIPDATEDCOUNTERSIGNED AND REGISTERED:COMPUTERSHARE TRUST COMPANY, N.A.TRANSFER AGENT AND REGISTRAR,FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OFPhathom Pharmaceuticals, Inc. (hereinafter called the “Company”), transferable on the books of theCompany in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. ThisCertificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of theCertificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are onfile with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.COMMON STOCKPAR VALUE $0.0001COMMON STOCKSEE REVERSE FOR CERTAIN DEFINITIONSCertificateNumberShares.PHATHOM PHARMACEUTICALS, INC.INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWAREPresident and Chief Executive OfficerChief Business OfficerByAUTHORIZED SIGNATURE1/9/2018DEL AWAR EC O R PO R ATEP HATHOM PHARMACEUTICALS, INC.ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#XXXXXX XX XDD-MMM-YYYY* * 000000* * * * * * * * * * * * * * * * * ** * * 000000* * * * * * * * * * * * * * * * ** * * * 000000* * * * * * * * * * * * * * * ** * * * * 000000* * * * * * * * * * * * * * ** * * * * * 000000* * * * * * * * * * * * * *** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander DavidSample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderDavid Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander DavidSample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderDavid Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr.  Sample**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S***ZERO HUNDRED THOUSANDZERO HUNDRED AND ZERO***MR. SAMPLE & MRS. SAMPLE &MR. SAMPLE & MRS. SAMPLEZQ00000000Certificate Numbers1234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/1234567890Total TransactionNum/No.123456Denom.123456Total1234567MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4PO BOX 505006, Louisville, KY 40233-5006CUSIP/IDENTIFIER XXXXXX XX XHolder ID XXXXXXXXXXInsurance Value 1,000,000.00Number of Shares 123456DTC 12345678 123456789012345THIS CERTIFICATE IS TRANSFERABLE INCITIES DESIGNATED BY THE TRANSFERAGENT, AVAILABLE ONLINE ATwww.computershare.comThe IRS requires that the named transfer agent (“we”) report the costbasis of certain shares or units acquired after January 1, 2011. If yourshares or units are covered by the legislation, and you requested to sellor transfer the shares or units using a specific cost basis calculationmethod, then we have processed as you requested. If you did notspecify a cost basis calculation method, then we have defaulted to thefirst in, first out (FIFO) method. Please consult your tax advisor if youneed additional information about cost basis.If you do not keep in contact with the issuer or do not have anyactivity in your account for the time period specified by state law,your property may become subject to state unclaimed propertylaws and transferred to the appropriate state.For value received,_ hereby sell, assign and transfer unto Shares AttorneyDated: 20Signature: Signature:Notice: The signature to this assignment must correspond with the nameas written upon the face of the certificate, in every particular,without alteration or enlargement, or any change whatever.PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appointto transfer the said stock on the books of the within-named Company with full power of substitution in the premises..

PHATHOM PHARMACEUTICALS, INC.THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THEQUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES ANDLIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, ANDTHE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINEVARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFERAGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGALREPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THATMAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.Signature(s) Guaranteed: Medallion Guarantee StampTHE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVEDSIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in fullaccording to applicable laws or regulations:TEN COM—as tenants in common UNIF GIFT MIN ACT -.. Custodian.(Cust) (Minor)TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act.(State)JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT -.. Custodian (until age. )and not as tenants in common (Cust). under Uniform Transfers to Minors Act. (Minor) (State)Additional abbreviations may also be used though not in the above list.